SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 2, 2005

                                  SBARRO, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                    New York
                            ------------------------
                            (State of Incorporation)


          1-8881                                      11-2501939
   ---------------------                  ---------------------------------
   (Commission File No.)                  (IRS Employer Identification No.)


             401 Broadhollow Road, Melville, New York        11747
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              (Address of Principal Executive Offices)     (Zip Code)

                                 (631) 715-4100
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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Item 5.02      Departure of Directors or Principal Officers; Election of
               Directors; Appointment of Principal Officers


     On March 2, 2005, Michael P. O'Donnell tendered his resignation as the Company's President and Chief Executive Officer to accept the position of Chairman, President and Chief Executive Officer of Champps Entertainment, Inc. Mr. O'Donnell will remain as a director of the Company.

     On March 4, 2005, the Company's Board of Directors elected Peter Beaudrault, age 50, as the Company's new President and Chief Executive Officer to replace Mr. O'Donnell. Mr. Beaudrault joined the Company in January 2004 and was elected Corporate Vice President and President of the Company's Quick Service Division in March 2004. Prior to joining the Company, Mr. Beaudrault was an industry consultant from January 2003 and, for more than five years prior to that, was President and Chief Executive Officer of Hard Rock Cafe International, a restaurant chain. There is no family relationship between Mr. Beaudrault and any other executive officer or director of the Company.

     All officers of the Company are elected annually by the Company's Board of Directors and hold office until their respective successors are elected and qualified. Officers may be removed at any time by the Board.

     The Company's press release related to the foregoing is attached hereto as
Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits.

               (a)  Financial Statements of Businesses Acquired: None

               (b)  Pro Forma Financial Information: None

               (c)  Exhibits:

                    99.1 The Company's press release dated March 4, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         SBARRO, INC.


Date: March 4, 2005                      By: /s/ Anthony J. Puglisi
                                             -----------------------------------
                                             Anthony J. Puglisi,
                                             Vice President - Finance and Chief
                                              Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number   Description
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99.1     The Company's Press Release dated March 4, 2005.



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